Exhibit (c) (5)

                    IN THE UNITED STATES DISTRICT COURT

                FOR THE EASTERN DISTRICT OF NORTH CAROLINA

                             RALEIGH DIVISION



WALKER F. RUCKER, Individually              Civil File No.
and on behalf of all others similarly
situated, and derivatively on behalf of
North Carolina Railroad Company,
                   Plaintiff

         V.                            DERIVATIVE COMPLAINT
                                               OR
                                       IN THE ALTERNATIVE
                                           CLASS ACTION


JOHN F. McNAIR, III;
JOHN McKNITT ALEXANDER, JR.;
P. C. BARWICK, JR.;
J. MELVILLE BROUGHTON, JR.;
SIDNEY R. FRENCH;
MARVIN D. GENTRY;
ALEXANDER H. GRAHAM, JR.;
M. REX HARRIS;
WILLIAM H. KINCHELOE;
CHAUNCEY W. LEVER;
LYNN T. McCONNELL;
JACK A. MOODY;
JOHN S. RUSSELL;
SCOTT M. SAYLOR;
VAN WYCK WEBB; and
DAVID T. WOODARD,
              Defendants

              and

NORTH  CAROLINA RAILROAD
COMPANY,
         Nominal Defendant           JURY TRIAL REQUESTED



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  1. JURISDICTION AND VENUE

Plaintiff, complaining of defendants, alleges and says:

      1. Plaintiff is a citizen and resident of Greensboro,

Guilford County, North Carolina, and with other family members,

is the owner of in excess of 25,000 shares of North Carolina

Railroad Company (NCRR).  Plaintiff brings this action

derivatively on behalf of NCRR. or alternatively as a class

action for the private shareholders of NCRR.

     2.  The nominal defendant North Carolina Railroad Company

(NCRR) is a North Carolina corporation organized and existing under the laws of the State of North Carolina.

     3.  The individual defendants all purport to be members of the Board of Directors of NCRR, and the defendant McNair is

president of NCRR and chairman of the Board of Directors of NCRR.

Defendants Alexander, Broughton, Russell, Saylor, Webb, and

Woodard are citizens and residents of Wake County, North

Carolina; the defendant Barwick is a citizen and resident of

Cleveland County, North Carolina; the defendant French is a

citizen and resident of Craven County, North Carolina; the

defendant Gentry is a citizen and resident of Stokes County,

North Carolina; the defendant Graham is a citizen and resident of

Durham County, North Carolina; the defendant Harris is a citizen and resident of Cumberland County, North Carolina; the defendant

Kincheloe is a citizen and resident of Edgecombe County or Nash

County, North Carolina; the defendant Lever is a citizen and resident of Guilford County, North Carolina; the defendant

McConnell is a
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citizen and resident of Mecklenburg County, North Carolina; the defendant McNair is a citizen and resident of Forsyth County,

North Carolina; the defendant Moody is a citizen and resident of

Chatham County, North Carolina.

      4. This case arises under Section 14(a) of the Securities

Exchange Act of 1934, Rule 14a-9 thereunder, and claims of common law fraud, breach of fiduciary duty, and negligence are asserted in this Court under principles of pendent jurisdiction.

     5.  Venue in this district is proper because this is an

action under 28 U.S.C. Section 1331, and pursuant to 28 U.S.C.

Section 1391.  Defendants Alexander, Broughton, Russell, Saylor,

Webb, French, Harris, and Kincheloe reside in the Eastern

District of North Carolina and a substantial part of the events or omissions giving rise to the claims alleged herein occurred in said district, and a substantial part of the property that is the subject of this action is situated in said district, and NCRR's principal place of business is in Raleigh, North Carolina.

              II.  BACKGROUND

     6.  On November 13, 1995, the individual defendants, as

officers and directors of the corporate defendant NCRR

(defendants may herein be generally referred to as "defendants"

or "the Board"), caused to be issued a Proxy Statement,

soliciting proxies from private shareholders, in favor of the entry by NCRR into a thirty year lease extension with Norfolk

Southern Railway Company (herein "NS"), with a twenty year

extension of said lease at the option of NS.  The proposed lease extension was to begin
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retroactively as of January 1, 1995, at the termination of a lease for 100 years signed in 1895 between NCRR and Southern

Railway Company.  The proposed lease extension is at an absurdly low yearly rental of $8,000,000, only 1.2% of the latest

appraised value of the property owned by NCRR, which is

$512,000,000.  The lease contained other provisions further

detrimental to NCRR and its shareholders.  It was based upon no appraisals or valid comparisons with similar railroad leases, was at least $11,000,000 annually below any likely amount which ICC would have awarded had the Board brought proceedings before it

(and ICC might have awarded up to $74,000,000 annually), and it disregarded other property values of NCRR over and above the

$512,000,000 appraisal. It disregarded that without lease rights

NS would have been required to spend in the $100's of millions for additional track routes in North Carolina.  The Proxy

Statement sought proxies in favor of the lease proposal for a meeting of shareholders to be held December 15, 1995.

     7.  The shareholding interest in NCRR is that 75 % of the

shares are owned by the State of North Carolina and 25 % of the shares are owned by private shareholders.  However, in order for the lease extension to be passed a quorum of private shareholders must be represented at any shareholder meeting called for

purposes of extending the lease.  NCRR has 1,076,297 private shares outstanding, so that a quorum of shareholders necessary at any meeting would be 538,149 shares.  The bylaws of NCRR provide that,


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if a quorum is present, a proposition such as the proposed lease extension can be passed upon a majority vote of the quorum

present.

     8.  Because of the basic conflict of interest between the

State of North Carolina and the private shareholders there has been public pressure to separate the public and private interests in NCRR for many years, either through a buyout by the State of

North Carolina of the private shares or through a reorganization of the corporation by the issuance of preferred shares to the private shareholders or otherwise.  In anticipation of the

approaching negotiations for extension of the lease terms

committees working under two governors, Martin and Hunt, together with Councils of State for each governor, have recommended buyout of the private interests.

    9.   In a March 3, 1992, press release from the Governor, the

State of North Carolina publicly announced that "the State wants to insure that the terms of any new lease ... provides for

operating the railroad in a way that best serves the State's economy."

     10. On March 3, 1992, at the request of the Governor of the

State of North Carolina, the Council of State created a special advisory group (the North Carolina Railroad Study Group) to study the advisability and feasibility of acquiring all the capital stock of NCRR.

    11. In a report released December 1, 1992 (the "Advisory

Report"), the Railroad Study Group concluded that:


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         (a)  The general rules applicable to most businesses
corporation is that the directors must operate the affairs of the company in a fashion designed to maximize the economic return of all of its shareholders, without furthering the interest of the majority shareholders to the detriment of the minority shareholders. Likewise, a majority shareholder is bound by a fiduciary duty not to use its influence to the detriment of the minority shareholders. These traditional corporate principles are not fully applicable, however, in the contest of a corporation "controlled" by a public entity such as the State of North Carolina (emphasis added);

         (b)  That North Carolina courts, while having a "long

history of protecting minority shareholders' reasonable

expectations of profiting from a business enterprise", would abandon this doctrine in favor of the State's interest of

economic development;

         (c)  That the State of North Carolina has the "potential

for control of an invaluable economic development asset" in its ownership of the majority interest in NCRR;

         (d)  That the North Carolina Department of

Transportation ("NCDOT") believes that the rail lines owned by

NCRR is "a literally irreplaceable transportation resource for the State";

         (e)  That "through the creative management of the [NCRR]

rail line, the State has potential to exert a positive influence on economic development in North Carolina";

        (f)   According to NCDOT, by controlling the use of

NCRR's assets, "the  State could spur the growth of new business and enhance the State's transportation infra structure";

         (g) [I]t is important to distinguish between monetary return on the State's "investment" in [NCRR] and the value of the assets of the State solely as an economic and development tool. Unlike the minority shareholders, the primary value of the [NCRR] to the State is not based on the monetary return on its

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investment, but on the ability to leverage [NCRR] assets to promote ancillary economic growth throughout the State (emphasis added); and

         (h)   Although the State would derive both direct and

indirect benefits from ancillary economic growth, the minority shareholders would not derive similar benefits.

    12.  The Advisory report recommended:

         (a)  That it was "critical" that the State take an

active role in insuring that the NCRR assets be utilized in a manner that promotes the State's needs; and

         (b)  It is in the best interest of the State to acquire

the minority shareholders' interest in NCRR.

     13. In addressing the feasibility of a State buyout of the minority shareholders, the report conceded that the actual value of the minority shareholders' interests could be dependent on the

"terms of any new operating agreements to be entered by [NCRR] at the expiration of the current leases.  " (Emphasis supplied).

     14. The Advisory Report concluded that the State should make clear to the management of NCRR its desire that assets of NCRR not only be used for an economic return to the shareholders, but also the economic development of the State should be considered.

Additionally, any new operating agreements with NS should be

"structured in a manner that promotes" the State's economic

development goals.

      15.     On January 5, 1993, the Council of State adopted a

resolution which endorsed the recommendations of the Advisory

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Report.  However, the Council recommended that the State should not acquire the minority stake in NCRR until the lease

negotiations with Norfolk were concluded or abandoned.

     16. The 1895 lease by NCRR with Southern Railway provided

annual lease payments of $286,000 a year.  Such amount was

recently increased to approximately $600,000 per year by reason of a merger of NCRR with another railroad.  The earlier leases were, of course, highly inadequate and inappropriate.  However,

negotiations for the terms of the lease renewal to take effect

January 1, 1995, were kept completely secret.  No persons, other than members of the Board, the Governor of North Carolina, or those privy to him, and Norfolk Southern were provided any

details concerning lease negotiations as they proceeded.

     17. On February 10, 1994, NCRR announced that it had

retained the services of Morgan Stanley & Company to advise and assist in negotiations with Norfolk Southern over extension of the leases, and defendant McNair stated that the retention of

Morgan Stanley "should contribute to adding value for our

stockholders."

    18.  On November 23, 1994, NCRR and Norfolk Southern

announced the basic terms of the lease extension.

    19.  By the close of the stock market on November 29, 1994,

NCRR's stock price had dropped by $11 per share to $25 per share.

The stock had traded as high as $40.50 in April, 1994.

    20. On August 10, 1995, the Board purported unanimously to approve the lease extension agreement generally described above.

On November 13, 1995, the Board issued its Proxy Statement
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seeking to convince private shareholders to return proxy cards and approve the proposed lease extension.

              III.  MATERIAL MISREPRESENTATIONS AND
              NONDISCLOSURES IN THE PROXY STATEMENT

     21. The Proxy Statement of November 13, 1995, contained

numerous misrepresentations and nondisclosures in violation of

Rule 14a-9 under Section 14(a) of the Securities Exchange Act of

1934 and other provisions of federal and state law.  The

misrepresentations and nondisclosures in the Board's Proxy

Statement include, without limitation, the following:

          (a) That the Board did not consider the State of North

Carolina to be an interested party (p. 33); in truth it is

apparent that the Board considered the State and NS to be the only interested parties;

          (b) That the Board determined that the economic

development interests of the State of North Carolina are

substantially consistent with the interests of the other

shareholders of NCRR to the extent that growth of revenue traffic along the line is promoted; (p. 34) in truth, the growth of

revenue traffic along the line will mean nothing to the private shareholders whose income from NCRR will be fixed by the terms of the lease extension;

          (c) That the Board determined that the lease extension

agreement is in the best interest of all the shareholders of NCRR

(p. 34); in truth, the inadequate lease terms are in the best


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interests of only the State and NS;

          (d) That the interest of all shareholders is promoted

by increase in the value of NCRR's line (p. 34); in truth,

whatever the increase in the value of NCRR because of

increased revenues will not promote the interest of private

shareholders whose benefits from their stockholding interests is fixed for 50 years at least;

          (e) That the lease extension agreement contains no

special provisions that promote the State's interest to the

detriment of the interests of other shareholders (p. 35); in truth, all of the inadequate terms of the proposed lease

extension benefit the state to the detriment of the private

shareholders.

     22. The misrepresentations and nondisclosures in the Board's

Proxy Statement further include the following.  If a buyout is to occur it is clearly not in the best interests of the private shareholders for NCRR to enter into a lease with an inadequate income stream which may last for fifty years and thereby depress the true value of the private shares.  Of obvious materiality to any reasonable shareholder is the status of plans for the private shareholders to be bought out of NCRR, but the Proxy Statement published by the defendants stated, "The NCRR is not aware of the extent or seriousness of such discussions [relating to buyout or reorganization], or whether the State will decide to enter into or approve such a transaction.  The Proxy Statement further

stated, "The Board of Directors is not aware of any decision by


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the State to buy out the other shareholders and is not aware of what legislative or other government approvals would be required to accomplish a buyout by the State." (Proxy Statement, pp.

35-36).

     23. The foregoing language is false or, if not false, is

deliberately ambiguous and designed to omit disclosure of the extent or seriousness of discussions of buyout by the State of

North Carolina, and the Board knows or should know and disclose the status of such discussions of obvious materiality before seeking to have the shareholders commit NCRR to a fifty year lease extension which can only have the effect of depressing the price at which a buyout would occur.  The Board thereby seeks to accomplish the buyout purpose stated by the Council of State on

January 5, 1993, [see paragraph 15 supra] and the Board would have the private shareholders bought out at bargain basement prices by omitting to disclose information highly material to the reasonable shareholder.

     24. The Board's Proxy Statement contained further material misrepresentations or nondisclosures, in addition to the

foregoing, in that:

          (a) The Proxy Statement, p. 9, stated that the Board

had unanimously approved the lease extension agreement, without disclosing that the Board was not legally constituted. The

resolution by the Board approving the lease extension agreement is invalid, for that the bylaws of NCRR provides that each

director "own at least 500 shares" in NCRR (Art. III, Sec. 2) The

Proxy Statement represented that defendants Woodard, Russell and
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McConnell are "beneficial owners" of 500 shares which manifestly is not true.  Directors Woodard, Russell, and McConnell do not own 500 shares, but only hold most of the shares in their names,

without having paid cash consideration to the State of North

Carolina pursuant to an agreement which entitles the State to receive all dividends and to reacquire the stock.  Proxy

Statement, pp. 40-41.  The agreement with the State as to their stock is not ownership by McConnell, Woodard, and Russell within the meaning of the foregoing bylaw provision, and the

shareholders of NCRR are entitled, before the directors place before them a transaction of the magnitude of the proposed lease extension, to have said proposal passed by a duly constituted

Board of Directors, which in this case has not occurred.

          (b) The Proxy Statement, pp. 7, 33, failed to advise

private shareholders who held their shares in street name [many of which were in a NOBO list--see paragraph 25 infra] that they would be counted present for purposes of a quorum at the meeting of December 15 unless they advised their broker not to return a proxy on any subject and it was a material omission, given the provisions of NCRR's bylaws, not to inform the shareholders that in order not to be counted for quorum purposes they must inform their brokers to send in no proxy even one voting only on the election of directors, a subject on which the brokers had

discretion to vote unless instructed otherwise by the

shareholders.

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              IV.   BREACH OF LEGAL DUTIES BY DEFENDANTS
                    AFTER ISSUANCE OF THEIR PROXY STATEMENT

     25. Because of the bylaw provision that a quorum of

shareholders must be present for the proposed lease extension to be passed, on December 2, 1995, plaintiff mailed a Response to the Board's Proxy Statement of November 13, 1995, stating reasons for his opposition, and that of a committee of private

shareholders supporting him, and asking private shareholders to boycott the meeting by not attending the meeting or returning proxy cards relating thereto.  In anticipation of the coming proxy battle plaintiff had officially requested of the Board in

January 1995 that it provide him a list of beneficial owners of

NCRR shares held by stock brokers, or their nominees, in street name.  This is called a "non-objecting beneficial owner" list

(called a NOBO list) and is comprised of shareholders who do not have share certificates issued in their names, but nonetheless are the true (beneficial) owners of the shares which may be held by brokers or nominees in trust, and the shareholders on the NOBO list are the ones who had the right to decide whether to boycott the meeting or vote the shares.  The brokers or nominees had no such right to decide.  By letter of January 31, 1995, defendants denied they had possession of a NOBO list and refused to seek to get it for plaintiff.  Copies of correspondence between counsel relating to such list are attached hereto as EXHIBITS A and B. On

December 2, 1995, plaintiff's counsel requested a list of all


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shareholders entitled to vote at the meeting, EXHIBIT C. This was furnished without a NOBO list.  EXHIBIT D. However, plaintiff's counsel became aware that defendants or their solicitors were probably using a NOBO list on December 11, 1995, and late in the afternoon in a telephone call questioned defendants' counsel about it.  Defendants' outside counsel first denied any knowledge of whether defendants had or were using a NOBO list, EXHIBIT E,

but on the afternoon of the following day, December 12, 1995,

NCRR's in-house counsel sent the list to plaintiff's counsel.

EXHIBIT F.  Obviously receipt of such list thus was too late to afford plaintiff an effective opportunity to get his message to persons on the list prior to the meeting on December 15.  Such list should have been sent when initially requested or, if not at that time, it should have been sent to plaintiff's counsel at such time as it was received by defendants.  Instead, upon

information and belief, defendants used the NOBO list, with

plenty of time, to solicit shares on behalf of management through mailings to private shareholders on the NOBO list, and through professional proxy solicitors, to which management paid up to the sum of $25,000.  The failure to provide a NOBO list to plaintiff in a timely manner was destructive to his efforts to obtain a full boycott, was in violation of both state and federal law and effectively negates any vote at the December 15, 1995 meeting.

     26. Although the bylaws of the corporation (Art. 11, Sec. 8)

provide for three shareholders to verify any proxies to be used at a shareholder meeting defendants refused to allow a


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shareholder representing those who disagree with the proposed lease extension to serve as one of such shareholders to verify proxies and refused to state which shareholders would so verify.

Copies of correspondence demonstrating such refusal between

plaintiff's counsel, and counsel representing defendants is

attached hereto as EXHIBITS G, H and I.

              V.   BREACH OF DUTIES BY DEFENDANTS IN THE CONDUCT
                   OF MEETING

     27. The meeting of December 15, 1995, at which there were

less than 50 persons actually in attendance, was conducted by the president of the Board, defendant John F. McNair, in breach of the fiduciary duties of the Board to all shareholders as follows:

             (a) The Chairman attempted to open the meeting and

call for discussion leading to a vote on the proposed lease

extension without announcing whether a quorum of shareholders was present in person or by proxy at the meeting.  Undersigned

counsel for plaintiff, who was at the meeting by reason of a proxy given him by a shareholder other than plaintiff, insisted upon the Chairman stating whether a quorum was present, which request was denied or ignored on several occasions, but finally,

about 20 to 30 minutes into the meeting, it was announced that a quorum was present.

               (b) The Chairman failed to state the number of

shares by which a quorum was present, but again at the insistence of counsel, the Secretary of NCRR, defendant Barwick, reported that 50.48% of the total shares held by private shareholders,

1,076,297 was present in person or by proxy.  The percentage of

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50.48% of 1,076,297 calculates to 543,315 shares, or only 5,166 votes over the quorum requirement.  Later, further at the

insistence of plaintiff's counsel, defendant Barwick reported that there were 543,880 shares represented which, if accurate,

increased the quorum to 5,731 shares.  Defendant Barwick reported that, of the shares present, 372,781 voted for the lease

extension, 33,814 voted against the lease extensions, and 137,288 abstained it is apparent that the 137,288 reported abstentions resulted from brokers, without the knowledge of the beneficial owners of shares, sending in proxy cards voting for director nominees.  See paragraph 24(b) supra.

               (c) Upon information and belief, given the time

after the start of the meeting before a quorum was declared, it is apparent that originally no quorum was present in person or through valid proxies, or if such was present, purported proxies were obtained through telephone calls made by agents of

defendants after the meeting began.  An agent of defendants was observed making calls after the meeting began, and obviously a serious question of the timeliness of proxies is raised.

               (d) After the quorum was announced, counsel

requested an opportunity for representatives of private

shareholders opposing the lease transaction, including an expert on proxy verification, to examine the proxies to determine their validity in order to lodge appropriate objections thereto.  This request was denied.  The Chairman then disclosed for the first time that he had earlier appointed defendants Lever, Alexander


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and Webb as the committee of shareholders to verify proxies.

None of those individuals have any expertise regarding proxy verification, and none of them are disinterested, and given the closeness of the proxy vote on December 15, 1995, it is obvious that if only a few proxies are invalid the result may be totally different from that announced by plaintiff.  At some point in the meeting defendants announced that Ernst and Young was the

Inspector of Election, but upon information and belief, Ernst and

Young is not independent of defendants and, in any event, no opportunity to express objections to any Inspector was allowed.

          (e) Counsel further requested that the proxies be held

for safekeeping until they could be examined pursuant to court order, if necessary, but the Chairman stated that the proxies would be held by First Citizens Bank and Trust Company which, as transfer agent for the Board and for other reasons, is not a disinterested party.  Because numerous persons may have access thereto, proxies may be altered, revocations may be lost or

destroyed, invalid proxies corrected and other acts detrimental to the corporate election may occur before plaintiff or his

representatives can examine the proxies in order to determine which ones, if any, are subject to objections.  Moreover, valid objections can be anticipated, including the probable facts that there are duplicate proxies, invalid executed proxies, non-

recordation of revocations, untimely proxies and the like.

          (f) In response to a request by undersigned counsel

defendants refused to say whether private shareholders objecting


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to the lease transaction would be allowed examination of the proxies at all or when, if examination was allowed, it would occur.

          (g) During the course of the meeting, the defendant

McNair stated specifically that he had not asked the Governor or other representatives of the State of North Carolina whether a buyout of the private shareholders was planned, and he stated he did not consider it his fiduciary duty to do so even though the information would be highly material to a reasonable

shareholder's vote on the lease.  Defendant McNair thus confirmed the misrepresentations and nondisclosures alleged supra,

paragraphs 22 and 23.

          (h) Undersigned counsel had requested that a court

reporter be present at the meeting, and if one were not to be present at the meeting that he be so informed.  Counsel for the

Board did not respond to this request and undersigned counsel employed a court reporter employed by plaintiff to attend the meeting.  Defendants would not allow this court reporter to

attend the meeting, stating that they had a court reporter for the meeting, although they had previously refused to inform the undersigned counsel that they would.

          (i) At the conclusion of the meeting undersigned

counsel requested an immediate transcript of the meeting, but this was denied by counsel for defendants who would not say

whether or when undersigned counsel would be allowed a

transcript.
             Undersigned counsel further requested at the

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meeting that, at least pending a review of the proxies by both sides, the proposed lease extension be held in status quo.  This request was also denied, and defendant McNair the same day

announced to the press that the lease extension had passed.

          (k) Plaintiff is now informed that a meeting is

scheduled for 8:00 a.m. before the Council of State on Wednesday,

December 20, 1995, at which the defendants will seek approval of the lease extension by the Council of State pursuant to N.C. Gen.

Stat. Section 124-5, and it is anticipated that defendants will say to the Council of State that the lease extension received the necessary approval from the private shareholders, and defendants will seek this approval as a means of rushing through the

proposed lease approval in the fastest possible manner in order to defeat the rights of the private shareholders.

     28. By reason of the foregoing it is clear that defendants,

in conspiracy with NS and officials of the State of North

Carolina, seek to put into effect a lease extension agreement,

for the purposes of the State and to the detriment of the private shareholders, and to depress the price by which the State can expect to buy out the private shareholders, since there will be no effective way in which to increase the income stream from the lease for the next fifty years.

      29.     It is clear that a shocking violation of the rights

of the private shareholders has occurred, and that defendants have run roughshod, in breach of their fiduciary duties to all the shareholders over the private shareholders in this matter.


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Even if the presence of a quorum and the vote is as stated by the defendants, and that is denied, the rights of the private

shareholders in this matter have been seriously and unfairly violated by the fact that, without the presence of over 113,000 shares owned by NS, and without the presence of approximately

26,000 shares by the members of the Board, a quorum would have been lacking at the December 15 meeting by well over 120,000 shares.  Given the serious conflict of interest by NS its shares should be disregarded with regard to the presence of a quorum or otherwise in this matter.

     30. Moreover, on any realistic basis it is clear that the

private shareholders, either by boycott or by abstention,

expressed themselves overwhelmingly against the proposed lease extension, since the 532,417 shares which boycotted, plus the

33,814 shares which, ignorant of the boycott, voted against, far exceeds the 372,781 shares which defendants reported as voting for the lease extension.

     31.  By reason of the matters and things alleged herein it is clear that the defendants' resolution in favor of the proposed lease extension did not pass or, if it did, is not valid because of defects in the Proxy Statement and procedures leading up to and surrounding the meeting.

          VI.   CLAIMS FOR RELIEF

     32. First Cause of Action. The matters and things alleged

herein violate Section 14(a) of the Securities Exchange Act of


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1934, Rule 14a-9, and other antifraud provisions of the

securities laws of the United States.

    33.  Second Cause of Action. The matters and things alleged herein constitute a breach of fiduciary duty and loyalty by the defendants toward the private shareholders.

    34.  Third Cause of Action. The matters and things alleged herein constitute both common law and constructive fraud.

    35.  Fourth Cause of Action. The matters and things alleged herein constitute negligent misrepresentations.

              VII.  DEMAND IS EXCUSED

     36. Plaintiff did not make demand upon NCRR's Board of

Directors to assert the claims set forth herein, because such demand would be vain since the director defendants are aware of,

and performed the acts constituting, the wrongs alleged herein and have not chosen to protect NCRR or rectify the policies and practices complained of herein.  Therefore, the director

defendants are in no position to prosecute this action and to request that they do so would be of no use.  The law does not require a vain act.


              VIII.      ALLEGATIONS AS TO CLASS

     37. In the event this action does not proceed as a

derivative action, it is brought pursuant to Rule 23 of the

Federal Rules of Civil Procedure on behalf of all persons or entities [expressly excluding any of the named defendants,




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members of their families, corporations in which they own

majority or controlling interest, or any other defendants'

affiliates, successors and assigns] who owned any of the private shares of NCRR on or about November 13, 1995.

     38. The class of such shareholders, most of whom are

geographically diverse, numbers approximately 800 and their

joinder as plaintiffs in this action is impractical.

     39. Plaintiff will fairly and adequately represent the

interest of the proposed class members.  Plaintiff and members of his family own approximately 25,000 shares in NCRR and suffered damage as a result of the wrongful conduct and matters alleged herein.  Plaintiff's claim is typical of each and every member of the class and plaintiff will diligently prosecute said claim.

     40. Issues of law and fact common to all class members will predominate over such questions involving only individual class members.  This class action will be superior to any other

available method of determining the issues raised herein, since separate actions on behalf of the approximately 800 private

shareholders would be unduly burdensome and pose a threat of conflicting adjudication and impairment of rights of individual class members to recover for the wrongs alleged.

     41. Although other actions concerning the inadequacies of

the proposed lease extension are pending, no other action

concerning the matters alleged herein relating to the Proxy

Statement by the Board of Directors and the conduct of the

meeting is known by plaintiff to have been commenced.  No


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particular difficulty in the management of this class action should be presented such that it will vary materially from other similar such actions brought in this Court.

    42.  The issues of law and fact common to all class members include the following:

          (a) Whether some or all of the defendants caused to be

published material misrepresentations and nondisclosures in the

Proxy Statement dated November 13, 1995.

          (b) Whether some or all of the defendants breached

their fiduciary duties to the class with regard to the proposed lease extension and the promotion thereof through the Proxy

Statement and the meeting of December 15, 1995.

          (c) Whether some or all of the defendants negligently

misrepresented material facts concerning the proposed lease

extension.

          (d) Whether the conduct of the defendants as alleged in

this complaint were fraudulent and/or procured through the fraud of some or all of the defendants.

          (e) Whether the conduct of some or all the defendants

constituted an aiding and abetting of the wrongs and violations by other defendants.

         (f) Whether the conduct of some or all of the defendants

constituted a conspiracy to violate the rights of the class

members as alleged herein.

              IX.   PRAYERS FOR RELIEF

     4.  With regard to the wrongs alleged herein plaintiff has


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no adequate remedy at law and plaintiff moves for injunctive and other relief as follows:

          (a) That plaintiff, with appropriate assistance, be

allowed to examine proxies and other documents relating thereto for purposes of lodging such objections as he has to such

proxies;

          (b) That after such examination of proxies the Court

grant a hearing on and grant plaintiff's motion for preliminary injunction against consummation of the proposed lease extension between NCRR and NS, pending full determination of the merits of this action;

          (c) For permanent injunction against the consummation

of the proposed lease extension between NCRR and NS;

          (d) For such damages to be recovered by the corporation

as shall be caused to it by the actions of defendants alleged herein, or alternatively for such damages as class members may be entitled to recover;

         (e) For an award of attorneys' fees, expert witness

fees, and other costs of the litigation;

         (f) For such other and further relief as the Court may

deem just and proper.

    JURY TRIAL IS HEREBY REQUESTED ON ALL ISSUES SO TRIABLE.

    This the 19 day of December, 1995.

OF COUNSEL:
CLARK WHARTON & BERRY              /s/ David M. Clark
125 South Elm Street, Suite 600    David M. Clark (NC Bar #813)
P. 0. Box 1349
Greensboro, NC 27402               /s/ Kurt A. Seeber
(910) 275-7275                     Kurt A. Seeber (NC Bar #20110)
                                   Attorneys for Plaintiff
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NORTH CAROLINA

GUILFORD COUNTY

     Walker F. Rucker, being first duly sworn, deposes and says that he has read the foregoing complaint and knows the contents thereof; that the same are true of his own knowledge, save and except those matters and things stated therein upon information and belief, and save and except matters occurring at the meeting of shareholders which are alleged herein, but as to such matters alleged he is informed and believes that they are true.


                        /s/ Walker F.  Rucker


Sworn to and subscribed before me
this 18th day of December, 1995.


/s/ Margaret  T. Bell
Notary Public

My commission expires 1/15/2000.